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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                  December  24, 1998
                   Date of report (Date of earliest event reported)



                               SCHMITT INDUSTRIES, INC.
                (Exact Name of Registrant as Specified in Its Charter)



         Oregon                          0-23996                93-1151989
   (State or Other              (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                            Identification Number)

                               2765 N.W. Nicolai Street
                               Portland, Oregon  97210
                 (Address of Principal Executive Offices) (Zip Code)

                                    (503) 227-7908
                           (Registrant's Telephone Number,
                                 Including Area Code)



          Former Name or Former Address, if Changed Since Last Report:  N/A


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 ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     Effective December 24, 1998, the Company issued a total of 610,000 shares of its common stock in exchange for a total of 13,757,156 shares of common stock of Air Packaging Technologies, Inc., a Delaware corporation ("APTI Shares").
The Company's shares were issued to five holders of APTI Shares in transactions qualifying for exemptions from registration under the Securities Act pursuant to Regulations S and/or D under the Securities Act and Section 4(2) of the Securities Act. The Company's shares were issued only to investors who reside or are otherwise located outside the United States and who qualify as "accredited investors" under Rule 501(a) under the Securities Act. The Company obtained detailed information from each investor that provided the Company with a reasonable belief that all investors were foreign investors and "accredited investors." No underwriters were engaged in these transactions.




                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SCHMITT INDUSTRIES, INC.



Date:  December 24, 1998          /s/Wayne A. Case
                                  --------------------------------------
                                  Wayne A. Case
                                  President and Chief Executive Officer



                                  /s/Annie Windsor
                                  --------------------------------------
                                  Annie Windsor, Chief Financial Officer